UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K-A
Amendment No. 1 to Form 8-K filed on January 15, 2008

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 10, 2008

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137174
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

Suite 460, 734 - 7 Ave SW, Calgary, AB, Canada T2P 3P8
(Address of principal executive offices and Zip Code)

403-975-9399
Registrant's telephone number, including area code)

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Tamm Oil and Gas Corp., the Registrant is referred to herein as "our" or "we").

On January 15, 2008, we filed a Form 8-K stating that we entered into a Letter of Intent for participation in the drilling of a well at location a-79-A/94-P-4 in northern British Columbia, Canada. The parties to the Letter of Intent have mutually agreed to cancel the Letter of Intent, with an effective date of January 22, 2008, and arrange to have all funds that we paid pertaining to the well returned to us. These funds were returned to us on February 8, 2008.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99	Press Release*

 *Previously filed on January 15, 2008 in Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Date: February 8, 2008	By:	/s/ Wiktor Musial

Wiktor Musial, President